AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
LEGACY PLUS
FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED AUGUST 31, 2001
TO
PROSPECTUS DATED MAY 1, 2000
AS SUPPLEMENTED NOVEMBER 7, 2000

          Effective August 29, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of announcing the acquisition of AGL's parent corporation.

          Beginning on page 20 of the prospectus, the first paragraph of the section titled "AGL" is deleted in its entirety and replaced with the following:

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation and a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name of AGC and its subsidiaries. The commitments under the Policies are AGL's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AGL is now an indirect, wholly-owned subsidiary of AIG.